UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2015

M & A HOLDING CORP
(Exact name of registrant as specified in its charter)

Nevada	333-201360	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205-4625 Evergreen Lane Delta, BC V4K 2W6
(Address of principal executive offices) (Zip Code)

(604) 282-4814
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 8, 2015 (the “Effective Date”), pursuant to the terms of a Stock Purchase Agreement, M&A Holding Corp cash pay US $5,000 to purchased all of the shares of Muliang Agriculture Limited (the “Company”) issued and outstanding common stock from Muliang Agriculture, Inc. the sole shareholder of the Company. The Company is a Hong Kong Company holding a Shanghai Company without assets and liabilities. A copy of the Stock Purchase Agreement is filed herewith as Exhibit 2.1. All descriptions of the Stock Purchase Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

2.1	Stock Purchase Agreement dated as of July 6, 2015 between M&A Holding Corp and Muliang Agriculture, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2015	M&A Holding Corp
	By:	/s/ Chenxi Shi
President, Chief Executive Officer, Treasurer and Secretary